Member's Equity	12 Months Ended
Dec. 31, 2025
SOLV Energy Holdings LLC [Member]
Members Equity [Line Items]
Members Equity [Text Block]
(12)	Member’s Equity
SOLV Energy Parent Holdings LP holds 100% of the limited liability company interests of the Company. SOLV Energy Parent Holdings LP’s interests are generally consistent with ordinary equity ownership interests.
The Company maintains a share-based compensation plan, held by SOLV Energy Parent Holdings, LP, a parent holding company above the consolidation of the Company. The presentation of unit-based equity awards is represented in the caption, Member’s equity, on the consolidated balance sheets.
Refer to Note 11—
Employee Benefit Plans
for the reconciliation of outstanding awards under the plan as well as details related to share-based compensation.